October 6, 2021

LEBENTHAL ULTRA SHORT TAX-FREE INCOME FUND

CLASS A SHARES (TICKER SYMBOL: LEAAX)

CLASS I SHARES ( TICKER SYMBOL: LETAX)

Each a Series of Centaur Mutual Funds Trust

Supplement to the Summary Prospectus dated April 27, 2021.

This supplement updates certain information in the Summary Prospectus (“Summary Prospectus”) of the Lebenthal Ultra Short Tax-Free Income Fund (the “Fund”), a series of Centaur Mutual Funds Trust, to reflect a change in the portfolio manager of the Fund. This supplement overrides all other supplements previously filed. For more information or to obtain a copy of the Fund’s Summary Prospectus, free of charge, please visit the Fund’s website at www.dcmmutualfunds.com or call the Fund toll free at 1- 888-484-5766;.

The following replaces, in its entirety, the paragraph entitled “Management” on page 6 of the Summary Prospectus:

Management. DCM Advisors, LLC is the investment advisor for the Lebenthal Fund. Marc Rappaport (Chief Executive Officer at the Advisor) is the portfolio manager for the Lebenthal Fund and as such is primarily responsible for the day-to-day management of the Lebenthal Fund’s portfolio. Mr. Rappaport has served in his capacity as portfolio manager for the Lebenthal Fund since October 1, 2021.

Investors Should Retain this Supplement for Future Reference.